WARRANT AGREEMENT

                  AGREEMENT, dated as of the 31st day of December, 1996, by and among NETWORK IMAGING CORPORATION, a Delaware corporation (the "Company") and AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent (the "Warrant Agent").
                              W I T N E S S E T H:

                  WHEREAS, in connection with a Loan Agreement dated as of December 31, 1996 (the "Loan Agreement"), between the Company and Fred Kassner (the "Lender"), the Company has agreed to issue One Hundred Thousand (100,00) Class Warrants upon the execution of this Agreement, and for each $500,000, in the aggregate, that the Company borrows from Lender under the Loan Agreement, the Company shall issue an additional warrant for ten thousand (10,000) shares of the Company's common stock (the "Warrants"), each Warrant entitling the holder thereof to purchase one share of the Company's Common Stock, $.0001 par value ("Common Stock"), at an exercise price of $3.0625 per share, and
                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer and exchange of the Warrants, the issuance of certificates representing the Warrants, the exercise of the Warrants, and the rights of the holders thereof;
                  NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

                  SECTION 1. Definitions. As used herein, the fol-lowing terms shall have the following meanings, unless the context shall otherwise require:
                  (a) "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its principal business shall be administered, which office is located at the date hereof at 40 Wall Street, New York, New York 10005.

                  (b) "Exercise Date" shall mean, as to any Warrant, the date on which the Warrant Agent shall have received both (a) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (b) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

                  (c) "Purchase Price" shall mean the purchase price per share to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $3.0625 per share, subject to adjustment from time to time pursuant to the provisions of Section 8 hereof, and subject to the Company's right to reduce the Purchase Price upon notice to all warrantholders.

                  (d) "Registered Holder" shall mean as to any Warrant and as of any particular date, the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Warrant Agent pursuant

                  (e) "Transfer Agent" shall mean American Stock Transfer & Trust Company, as the Company's transfer agent, or its authorized successor, as such.

                  SECTION 2.      Warrants and Issuance of Warrant Certificates.
                  (a) A Warrant initially shall entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase one (1) share of Common Stock upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 8.

                  (b) Upon execution of this Agreement, Warrant Certificates representing 100,000 Warrants shall be executed by the Company and delivered to the Warrant Agent; and for each Five Hundred Thousand ($500,000) Dollars, in the aggregate, that the Company borrows from Lender under the Loan Agreement, the Company shall issue an additional warrant certificate for ten thousand (10,000) Warrants. Upon written order of the Company signed by its President or Chairman or a Vice President and by its Secretary or an Assistant Secretary, a Warrant Certificate representing said amount of Warrants shall be countersigned, issued and delivered by the Warrant Agent.

                  (c) From time to time, the Transfer Agent shall countersign and deliver stock certificates in required whole number denominations representing the shares of Common Stock issuable upon the exercise of Warrants in accordance with this Agreement.

                  (d) From time to time, the Warrant Agent shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Exercise Date, upon the exercise of fewer than all Warrants represented by any Warrant Certificate, to evidence any unexercised Warrants held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to
Section 6; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7; and (v) at the option of the Company, in such form as may be approved by the its Board of Directors, to reflect any adjustment or change in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants made pursuant to
Section 8 hereof.

                  SECTION 3. Form and Execution of Warrant Certificates. (a) The Warrant Certificates for the Warrants shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends (including but not limited to a legend restricting transfer except in compliance with Federal and state securities laws), summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage or to the requirements of
Section 2(b). The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen, or destroyed Warrant Certificates) and issued in registered form. Warrant Certificates shall be numbered serially with the letter WE.

                  (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be an officer of the Company or to hold the particular office referenced in the Warrant Certificate before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may nevertheless be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company or to hold such office. After countersignature by the Warrant Agent, Warrant Certificates shall be delivered by the Warrant Agent to the Registered Holder without further action by the Company, except as otherwise provided by Section 4(a) hereof.

                  SECTION 4. Exercise. Each Warrant may be exercised by the Registered Holder thereof at any time on or after the issuance thereof and prior to January 1, 2000, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. The rights of the warrant holders hereunder shall expire at midnight on December 31, 1999. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of those securities upon the exercise of the Warrant as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date the Warrant Agent shall deposit the proceeds received from the exercise of a Warrant and shall notify the Company in writing of the exercise of the Warrants. Promptly following, and in any event within five days after the date of such notice from the Warrant Agent, the Warrant Agent, on behalf of the Company, shall cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the same, a certificate or certificates of the securities deliverable upon such exercise (plus a certificate for any remaining unexercised Warrants of the Registered Holder), unless prior to the date of issuance of such certificates the Company shall instruct the Warrant Agent to refrain from causing such issuance of certificates pending clearance of checks received in payment of the Purchase Price pursuant to such Warrants. Upon the exercise of any Warrant and clearance of the funds received, the Warrant Agent shall promptly remit the payment received for the Warrant (the "Warrant proceeds") to the Company or as the Company may direct in writing.

                  SECTION 5. Reservation of Shares; Listing; Payment of Taxes; etc. (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge), and that upon issuance such shares shall be listed on each national securities exchange or eligible for inclusion in each automated quotation system, if any, on which the other shares of outstanding Common Stock of the Company are then listed or eligible for inclusion.

                  (b) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance, or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

                  (c) The Warrant Agent is hereby irrevocably authorized to requisition the Company's Transfer Agent from time to time for certificates representing shares of Common Stock issuable upon exercise of the Warrants, and the Company will authorize the Transfer Agent to comply with all such proper requisitions. The Company will file with the Warrant Agent a statement setting forth the name and address of the Transfer Agent of the Company for shares of Common Stock issuable upon exercise of the Warrants.

                  SECTION 6. Exchange and Registration of Transfer. (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

                  (b) The Warrant Agent shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

                  (c) With respect to all Warrant Certificates presented for registration or transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

                  (d) A service charge may be imposed by the Warrant Agent for any exchange or registration of transfer of Warrant Certificates. In addition, the Company may require payment by such holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  (e) All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly cancelled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement or resignation as Warrant Agent, or, with the prior written consent of the holders of the Warrants, disposed of or destroyed, at the direction of the Company.

                  (f) Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may deem and treat the registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

                  SECTION 7. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and/or Warrant Agent that the Warrant Certificate has been acquired by a bona fide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

                  SECTION 8. Adjustment of Exercise Price and Number of Securities Issuable upon Exercise of Warrants. This section 8 shall apply only in the event of a transaction(s) in which the Company is acquiring assets or stock, or is selling assets or stock, which results in the sale of the Company or the change of control of the Company and/or the creation of a new stockholder of the Company owning in excess of 25% of the Company.
                  (a) (i) In case the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock (other than pursuant to the exercise of rights or warrants of the sort described in Section 8(c) hereof) for a consideration consisting solely of cash in an amount per share less than the current market price or the Purchase Price (any such sale being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent) determined:
                  (A) if the consideration is less than the Purchase Price, by dividing (i) the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the Purchase Price in effect immediately prior to such Change of Shares, and (b) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination by (ii) the total number of shares of Common Stock outstanding immediately after such Change of Shares; or
                  (B) if the consideration is less than the current market price, by dividing (i) the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the current market price in effect immediately prior to such Change of Shares, and (b) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination by
         (ii) the total number of shares of Common Stock outstanding immediately after such Change of Shares.

                  (ii) Upon each adjustment of the Purchase Price pursuant to this Section 8(a), the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Section 8(a)(iii) hereof) be such number of shares calculated to the nearest tenth purchasable at the Purchase Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment.

                  (iii) The Company may elect, upon any adjustment of the Purchase Price under this Section 8(a), to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this Section 8, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrant Certificates on the date of such adjustment Warrant Certificates evidencing, subject to Section 8, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrant Certificates evidencing the number of Warrants to which such Holder shall be entitled after such adjustment.

                  (iv) For purposes of this Section 8(a) hereof, the following provisions (A) to (E) shall also be applicable:
                           (A) The number of shares of Common Stock outstanding any given time shall include shares of Common Stock owned or held by or for the account of the Company and the sale or issuance of such treasury shares or the distribution of any such treasury shares shall not be considered a Change of Shares for purposes of said sections.
                           (B) In case of (1) the sale by the Company solely for cash of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock without the payment of any further consideration other than cash, if any (such convertible or exchangeable securities being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, in each case, if (and only if) the consideration payable to the Company upon the exercise of such rights, warrants or options shall consist solely of cash, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the company for the issuance or sale of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum aggregate amount of additional consideration, if any, other than such convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise off such rights, warrants or options) is less than the Purchase Price or the current market price, in effect immediately prior to the date of the issuance or sale of such rights, warrants or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be outstanding shares of Common Stock for purposes of this
         Section 8(a) and shall be deemed to have been sold for cash in an amount equal to such price per share.
                  (C) In case of the sale by the Company solely for cash of any Convertible Securities, whether or not the right and the price per share for which  Common  Stock  is  issuable  upon  the  conversion  or  exchange  of such
Convertible   Securities  (determined  by  dividing  (x)  the  total  amount  of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the Purchase Price or the current market price, in effect immediately prior to the date of the sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be outstanding shares of Common Stock for purposes of this Section 8(a) and shall be deemed to have been sold for cash in an amount equal to such price per share.
                           (D) If the exercise or purchase price provided for in
any right, warrant or option
referred to in (B) above, or the rate at which any Convertible Securities referred to in (B) or (C) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Purchase Price then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (1) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities, (2) had adjustments been made on the basis of the Purchase Price as adjusted under clause (1) for all transactions (which would have affected such adjusted Purchase Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities, and (3) had any such rights, warrants, options or Convertible Securities then still outstanding been originally issued or sold at the time of such change. On the expiration of any such right, warrant or option or the termination of any such right to convert or exchange any such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Purchase Price as adjusted under clause (a) for all transaction (which would have affected such adjusted Purchase Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.
                  (E) In case of the sale for cash of any shares of Common Stock, any Convertible Securities, any right or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefore shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith

                  (v) Notwithstanding anything herein to the contrary, there shall be no adjustment to the Purchase Price as a result of any sales of Common Stock pursuant to the Company's Employee Stock Purchase Plan.

                  (b) In case the Company shall, at any time or from time to time after the date hereof, pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, subdivide or reclassify its outstanding Common Stock into a greater number of shares, or combine or reclassify its outstanding Common Stock into a smaller number of shares, the Purchase Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this Section 8(a) shall occur.

                  (c) In case the Company shall, at any time or from time to time after the date hereof, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Section 8(f)) on the record date mentioned below, the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect immediately prior to the date of such issuance by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities So offered) would purchase at such current market price per share of the Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchased (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Purchase Price shall be readjusted to the purchase Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                  (d) In case the Company shall, at any time or from time to time after the date hereof, distribute to all holders of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid out of current earnings and dividends or distributions referred to in Section 8(b) or subscription rights or warrants (excluding those referred to in Section 8(c)), then in each such case the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Section 8(f)), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (e) Whenever the purchase price payable upon exercise of each Warrant is adjusted pursuant to Sections 8(b), (c) or (d), the number of shares of Common Stock purchasable upon exercise of each Warrant shall simultaneously be adjusted by multiplying the number of shares issuable upon exercise of each Warrant in effect on the date thereof by the Purchase Price in effect on the date thereof and dividing the product so obtained by the Purchase Price, as adjusted.

                  (f) For the purpose of any computation pursuant to Sections 8(c) and (c), the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for thirty (30) consecutive business days commencing forty-five (45) business days before such date. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported last bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, if the Common Stock admitted to trading or listing on the New York or American Stock Exchange, or on the NASDAQ National Market system if included in such system or if not listed or admitted to trading on such exchange or system, the average of the average of the highest bid and lowest asked prices as reported by NASDAQ, or the National Quotation Bureau, Inc. or another similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

                  (g) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Section 8(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 8 shall be made to the nearest cent or to the nearest one-tenth of a share, as the case may be. Anything in this Section 8 to the contrary notwithstanding, the Company may, in its sole discretion, reduce the Purchase Price of the Warrants and, if such reduction is not otherwise required by this
Section 8, such reduction (i) will not, unless the Board of Directors otherwise determined, result in any change in the number or class of shares of Common Stock issuable upon exercise of such Class or Classes of Warrants, and (ii) may be of limited duration, in which event the reduction in Purchase Price shall not apply to any Warrants exercised after the expiration of the time during which the reduced Purchase Price is in effect.

                  (h) The Company may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (i) In the event that at any time, as a result of an adjustment made pursuant to Section 8(b) hereof, the holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 8(b) to (f), inclusive.
                  (j) The Company may elect, upon any adjustment of the Purchase Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the purchase price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this
Section 8, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrant Certificates on the date of such adjustment Warrant Certificates evidencing, subject to Section 8, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrant Certificates evidencing the number of Warrants to which such Holder shall be entitled after such adjustment.

                  (k) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                  (l) Irrespective of any adjustments or changes in the Purchase price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Sections 2(d) and 8(j), continue to express the Purchase Price per share and the number of shares purchasable thereunder as the Purchase Price per share and the number of shares purchasable thereunder expressed in the Warrant Certificates when the same were originally issued.

                  (m) After each adjustment of the Purchase Price pursuant to this Section 8, the Company will promptly prepare a certificate signed by the Chairman, President, Vice president or Treasurer, of the Company setting forth:
(i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants, the number of Warrants to which the registered holder of each Warrant shall then be entitled, and the adjustment in Redemption Price resulting therefrom, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by first class mail to each registered holder of Warrants at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  (n) As used in this Section 8, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date hereof and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation as Common Stock on the date hereof or, in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 8(k) hereof, the stock, securities or property provided for in such section or, in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

                  (o) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to Section 8, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

                  (p) In lieu of an adjustment pursuant to Section 8(c), if the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company may concurrently therewith grant to each Registered Holder as of the record date for such transaction of the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the stockholders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise of his Warrants. If the Company exercises such right no adjustment which otherwise might be called for pursuant to Section 8(c) shall be made.

                  SECTION 9. Fractional Warrants and Fractional Shares. (a) If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 8 hereof, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (i) If the Common Stock is listed on the New York or American Stock Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ quotation system, the current value shall be the reported last sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant, except that if the Common Stock is included in the NASDAQ System, but not the National Market System, the average of the closing bid and asked prices shall be used, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

                  (ii) If the Common Stock is not listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc.
on the last business day prior to the date of the exercise of this Warrant; or

                  (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                  SECTION 10. Warrant Holders Not Deemed Stockholders. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

                  SECTION 11. Rights of Action. All rights of action with respect to this Agreement are vested in the respective registered Holders of the Warrants, and any registered Holder of a Warrant, without consent of the Warrant Agent or of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and this Agreement.

                  SECTION 12. Agreement of Warrant Holders. Every holder of a Warrant, by his acceptance thereof, consents and agrees with the Company, the Warrant Agent and every other holder of a Warrant that:

                  (a) The Warrants are transferable only on the registry books of the Warrant Agent by the Registered Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion, together with payment of any applicable transfer taxes; and

                  (b) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in
Section 7 hereof.

                  SECTION 13. Cancellation of Warrant Certificates. If the Company shall purchase or acquire any Warrant or Warrants, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be delivered to the Warrant Agent and cancelled by it and retired. The Warrant Agent shall also cancel Common Stock following exercise of any or all of the Warrants represented thereby or delivered to it for transfer, splitup, combination or exchange.

                  SECTION 14.               Concerning the Warrant Agent.
                  (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

                  (b) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Purchase Price or the Redemption Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustments, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. It shall not (i) be liable for any recital or statement of facts contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

                  (c) The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                  (d) Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board, president, any Vice president, its secretary, or Assistant secretary, (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand believed by it to be genuine.

                  (e) The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; it further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or wilful misconduct.

                  (f) The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving thirty (30) days' prior written notice to the Company. At least fifteen
(15) days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of fifteen (15) days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital arid surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning warrant Agent and shall forthwith cause a copy of such notice to be mailed to the registered Holder of each Warrant Certificate.

                  (g) Any Corporation into which the Warrant Agent or any new warrant agent may be converted or merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to the trust business of the warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such succession as warrant agent to be mailed to the Company and to the Registered Holder of each Warrant Certificate.

                  (h) The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effects as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  SECTION 15. Modification of Agreement. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Warrant Certificates representing not less than fifty percent (50%) of the number of Warrants then outstanding; and provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Purchase Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Agreement as originally executed or are made in compliance with applicable law.

                  SECTION 16. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company, at 500 Huntmar Park Drive, Herndon, VA 20170-5700,
Attention: James J. Leto, Chairman, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; if to the Warrant Agent, at its Corporate Office.

                  SECTION 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

                  SECTION 18. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and, the Warrant Agent and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

Company for cash held by it and the provisions of Section 15 hereof shall survive such termination.

                  SECTION 20. Counterparts. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

                  SECTION 21. Registration Under the Securities Act of 1933. The Company agrees to register the Warrants and the shares of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the "Act") as set forth in the Registration Rights Agreement, dated the date hereof, between the Company and the Lender.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                           NETWORK IMAGING CORPORATION


                           By:  /s/ James J. Leto
                                ------------------------

                           AMERICAN STOCK TRANSFER & TRUST
                           COMPANY


                           By:  _________________________
                                   Authorized Officer

                                    EXHIBIT A

                   [FORM OF FACE OF CLASS WARRANT CERTIFICATE]
            [THE CERTIFICATE WILL ALSO CONTAIN A RESTRICTIVE LEGEND]


No. WE                                                          100,000 Warrants

                                CLASS WARRANT TO
                              PURCHASE COMMON STOCK

                           NETWORK IMAGING CORPORATION


         This certifies that FOR VALUE RECEIVED Fred Kassner, 69 Spring Street, Ramsey, New Jersey 07646 or registered assigns (the "Registered Holder") is the owner of the number of Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one (1) fully paid and nonassessable share of Common Stock, par value $.0001 per share ("Common Stock"), of Network Imaging Corporation, a Delaware corporation (the "Company"), at any time, upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of American Stock Transfer & Trust Company, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $_______ (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or Company.

         This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated as of December 31, 1996, by and between the Company and the Warrant Agent.

         In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

         Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificates or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

         The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective. The Registered Holder may have certain registration rights referred to in the Warrant Agreement. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

         This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

         Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

         Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New Jersey.

         This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.





                                          NETWORK IMAGING CORPORATION

                                          By
Dated:
                                          By
                                                       [seal]







Countersigned:

AMERICAN STOCK TRANSFER & TRUST
COMPANY, as Warrant Agent

By

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

                  The undersigned Registered Holder hereby irrevocably elects to exercise _________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER





                     [please print or type name and address]

and be delivered to





                     [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

Dated:__________________________       x
                                       ------------------------------------

                                       ____________________________________
                                       ____________________________________
                                                       Address


                                          Taxpayer Identification Number


                                                Signature Guaranteed

                                   ASSIGNMENT

                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED, __________________________ ______________________ hereby sells, assigns and transfers unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER





                     [please print or type name and address]


_____________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ________________________________ _____________________________________________ Attorney to transfer this Warrant
Certificate on the books of the Company, with full power of substitution in the premises.

Dated:_____________________               x
                                          ___________________________________

                                                Signature Guaranteed

                                          ___________________________________


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.